                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               December 19, 2000

                              CARROLS CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                           16-0958146               0-25629
(State or other jurisdiction      (IRS employer identification no.) (Commission
of incorporation or organization)                                   File Number)


                                968 James Street
                            Syracuse, New York 13203
          (Address of principal executive office, including ZIP Code)

                                 (315) 424-0513
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

                              CARROLS CORPORATION
                                   Form 8-K/A
Item 1 - 6 . --Not Applicable

Item 7(b) -- Pro Forma Financial Information

This amendment provides the pro forma consolidated financial information of Carrols Corporation (the "Company") pursuant to Article 11 of Regulation S-X as of and for the nine months ended September 30, 2000 and the year ended December 31, 1999, which was not included in the Form 8-K filed by the Company on January 3, 2001, since the information required was not determinable at such time.

                              CARROLS CORPORATION
                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma consolidated balance sheet as of September 30, 2000 and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 have been prepared to give effect to (i) the acquisition by the Company of all of the outstanding shares, employee stock options and the assumption of outstanding debt of Taco Cabana, Inc. ("Taco Cabana") on December 19, 2000 (the "Acquisition") for $9.04 per share, for an aggregate purchase price of approximately $154.7 million (including approximately $42.7 million of Taco Cabana debt paid at closing) and, (ii) the incurrence, by the Company, of debt under its senior credit facility for the purpose of completing the Acquisition. The unaudited pro forma consolidated balance sheet gives effect to the transactions described above as if they were consummated on September 30, 2000. The unaudited pro forma consolidated statements of operations give effect to all of the transactions described above as if they had occurred on January 1, 1999. The unaudited pro forma consolidated financial data has been derived by the Company by the application of pro forma adjustments to the unaudited consolidated financial statements of the Company as of and for the nine months ended September 30, 2000 and to the audited consolidated financial statements of the Company for the year ended December 31, 1999 and to the audited financial statements of Taco Cabana for the year ended December 31, 1999 and unaudited financial statements of Taco Cabana as of and for the nine months ended September 30, 2000. Taco Cabana's historical financial statements have been reclassified to conform to the Company's historical classifications.

The unaudited pro forma financial data has been derived under the assumption that the Acquisition has been accounted for using the purchase method of accounting, under which tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their respective fair values. Allocations of the purchase price in the Acquisition have been determined based on estimates of fair value, which included independent appraisals for certain fee owned real property.

The unaudited pro forma consolidated financial data does not purport to be indicative of the financial position or results of operations which would have been attained had the Acquisition been consummated on the dates indicated or which may be attained in the future. The pro forma adjustments, as described in the notes to the unaudited pro forma consolidated balance sheet and the notes to the unaudited pro forma consolidated statements of operations, are based on available information and upon certain assumptions which management believes to be reasonable. These pro forma statements should be read in conjunction with the historical financial statements and accompanying notes of the Company and Taco Cabana. The audited consolidated financial statements for the Company are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and are incorporated herein by reference. The unaudited consolidated financial statements for the Company are contained in the Company's quarterly report on Form 10-Q as of and for the nine months ended September 30, 2000 and are incorporated herein by reference. The audited consolidated financial statements for Taco Cabana for the year ended December 31, 1999 and the unaudited consolidated financial statements of Taco Cabana as of and for the nine months ended September 30, 2000 are contained as exhibits in the Carrols Corporation Form 8K dated December 19, 2000 and are incorparated herein by reference.

                     CARROLS CORPORATION AND SUBSIDIARIES
                      PROFORMA CONSOLIDATED BALANCE SHEET
                              September 30, 2000
                                  (Unaudited)

                                                                            (1)
                                                        Carrols         Taco Cabana     Pro Froma         Pro Forma
                                                       Historical       Historical      Adjustments        Combined
                                                      -----------      -----------      -----------      ----------
ASSETS:
Current assets:
      Cash and cash equivalents                       $  1,495,000     $    287,000     $                $  1,782,000
      Trade and other receivables                          698,000          817,000                         1,515,000
      Inventories                                        4,991,000        1,044,000                         6,035,000
      Prepaid rent                                       2,070,000          683,000                         2,753,000
      Prepaid expenses and other current assets          1,814,000        2,675,000        (181,000)(2)     4,308,000
      Refundable income taxes                              562,000          599,000                         1,161,000
      Deferred income taxes                              5,266,000          135,000                         5,401,000
                                                      -------------    -------------    ------------     -------------

           Total current assets                         16,896,000        6,240,000        (181,000)       22,955,000

Property and equipment, net                            133,178,000       93,479,000       2,889,000 (2)   229,546,000

Franchise rights, net                                  100,118,000                -                       100,118,000

Intangible assets, net                                  65,998,000        9,699,000      55,027,000 (5)   130,724,000

Other assets                                             9,610,000          474,000                        10,084,000

Deferred income taxes                                            -        7,549,000       4,026,000 (2)    11,575,000
                                                      -------------    -------------    ------------     -------------

                                                      $325,800,000     $117,441,000     $61,761,000      $505,002,000
                                                      =============    =============    ============     =============

LIABILITIES AND STOCKHOLDER'S (DEFICIT) EQUITY:

Current liabilities:
      Accounts payable                                $ 10,099,000     $  2,868,000     $                $ 12,967,000
      Accrued interest                                   5,669,000          257,000                         5,926,000
      Accrued payroll, related taxes and benefits        7,979,000        3,355,000                        11,334,000
      Other liabilities                                  8,047,000        3,711,000                        11,758,000
      Current portion of long-term debt                  4,750,000        5,813,000      (5,813,000)(3)     4,750,000
      Current portion of capital lease obligations         249,000          258,000                           507,000
                                                      -------------    -------------    ------------     -------------

                Total current liabilities               36,793,000       16,262,000      (5,813,000)       47,242,000

Long-term debt, net of current portion                 234,653,000       35,856,000     (35,856,000)(3)   389,321,000
                                                                                        154,668,000 (4)
Capital lease obligations, net of current portion        1,270,000        1,706,000                         2,976,000
Deferred income - sale/leaseback of real estate          4,243,000                -                         4,243,000
Accrued postretirement benefits                          2,069,000                -                         2,069,000
Deferred income taxes                                    2,997,000                -                         2,997,000
Other liabilities                                       24,824,000        6,086,000       6,293,000 (2)    37,203,000
                                                      -------------    -------------    ------------     -------------

                Total liabilities                      306,849,000       59,910,000     119,292,000       486,051,000
                                                      ------------     -------------    ------------     -------------
Stockholder's equity:
      Common stock                                              10          135,000        (135,000)               10
      Additional paid-in capital                        24,484,990       85,052,000     (85,052,000)       24,484,990
      Accumulated deficit                               (5,534,000)     (12,678,000)     12,678,000        (5,534,000)
      Treasury stock                                                    (14,978,000)     14,978,000                 -
                                                      -------------    -------------    ------------     -------------

                Total stockholder's equity              18,951,000       57,531,000     (57,531,000)(3)    18,951,000
                                                      -------------    -------------    ------------     -------------

                                                      $325,800,000     $117,441,000     $61,761,000      $505,002,000
                                                      =============    =============    ============     =============

(1) Includes certain reclassifications made to conform to Carrols historical presentation.

(2) Represents adjustments to the basis of assets and liabilities acquired from Taco Cabana to reflect estimated fair values as of the date of acquisition, including the related tax effect.

(3) Adjustments to eliminate Taco Cabana's debt and stockholders' equity as of September 30, 2000.

(4) Adjustment to reflect the financing of the Taco Cabana acquisition on December 19, 2000. The Company, subsequently sold 25 fee owned properties in a sale/leaseback transaction, the proceeds from which were $29.4 million. The proceeds, which were received in December 2000, were used to reduce the debt incurred for the acquisition. The proforma effects of that transaction have not been included in these proforma statements.

(5) To reflect the excess cost over fair value of net assets acquired in the Taco Cabana acquisition.

                     CARROLS CORPORATION AND SUBSIDIARIES
                 PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     Nine months ended September 30, 2000
                                  (Unaudited)


                                                                 (1)
                                             Carrols         Taco Cabana        Pro Forma           Pro Forma
                                           Historical         Historical       Adjustments            Total
                                           ----------         ----------       -----------            -----
Revenues:
     Restaurant sales                      $345,293,000      $127,908,000                           $473,201,000
     Franchise fees and royalty revenues        711,000           283,000                -               994,000
                                           -------------     -------------     ------------       ---------------
        Total revenues                      346,004,000       128,191,000                -           474,195,000

Costs and Expenses:
     Cost of sales                           98,719,000        38,461,000                            137,180,000
     Restaurant wages and related expenses  100,368,000        35,749,000                            136,117,000
     Other restaurant operating expenses     68,030,000        21,512,000          (369,000)(7)       89,173,000
     Advertising expense                     15,928,000         4,769,000          (501,000)(5)       20,697,000
     General and administrative              18,849,000         8,180,000                             26,528,000
     Depreciation and amortization           20,356,000         6,773,000         2,064,000 (4)       29,345,000
                                                                                    152,000 (3)
     Other income                            (1,365,000)                -                -            (1,365,000)
                                           -------------     -------------     ------------       ---------------
        Total operating expenses            320,885,000       115,444,000         1,346,000          437,675,000
                                           -------------     -------------     ------------       ---------------

Income (loss) from operations                25,119,000        12,747,000        (1,346,000)          36,520,000

     Interest expense                        17,395,000         2,288,000         8,426,000 (2)       28,109,000
                                           -------------     -------------      ------------      ---------------

Income (loss) before income taxes             7,724,000        10,459,000        (9,772,000)           8,411,000

     Provision (benefit) for income taxes     3,824,000        (7,290,000)       (2,698,000)(6)       (6,164,000)
                                           -------------     -------------      ------------      ---------------

Net income (loss)                          $  3,900,000      $ 17,749,000       $(7,074,000)        $ 14,575,000
                                           =============     =============      ============      ===============

  (1) Certain reclassifications have been made to conform to Carrols presentation.

  (2) To remove Taco Cabana's historical interest expense (excluding capital lease interest) and reflect Carrols' interest expense on incremental borrowings for the acquisition:
        Taco Cabana historical interest expense         $ (2,130,000)
        Carrols interest expense at 10.3%                 10,556,000
                                                       --------------
                                     Net adjustment     $  8,426,000
                                                       ==============

  (3) Reflects additional depreciation related to the following:
        Reclassification of assets                      $    195,000
        Fair value adjustments                               (43,000)
                                                       --------------
                                     Net adjustment     $    152,000
                                                       ==============

  (4) Reflects amortization of excess cost over fair value resulting from the Taco Cabana acquisition over a period of 20 years.

  (5) To eliminate non-continuing expenses of Taco Cabana subsequent to its acquisition, principally expenses of a public company and directors fees.

  (6) To reflect the tax effect on adjustments at a rate of 35%, except for the non-deductible amortization of excess cost over fair value which has no tax benefit associated with it.

  (7) To adjust rent expense for leases in excess of fair market value

                     CARROLS CORPORATION AND SUBSIDIARIES
                 PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Year ended December 31, 1999
                                  (Unaudited)

                                                                                             (1)
                                                                           Carrols       Taco Cabana    Pro Forma        Pro Forma
                                                                          Historical     Historical     Adjustments        Total
                                                                          ----------     ----------     -----------        -----
Revenues:
     Restaurant sales                                                   $ 455,440,000  $ 157,530,000                    $612,970,000
     Franchise fees and royalty revenues                                    1,039,000        359,000                       1,398,000
                                                                          -----------    ------------  ------------      -----------
       Total revenues                                                     456,479,000    157,889,000             -       614,368,000

Costs and Expenses:
     Cost of sales                                                        137,279,000     47,539,000                     184,818,000
     Restaurant wages and related expenses                                134,125,000     43,715,000                     177,840,000
     Other restaurant operating expenses                                   89,093,000     26,285,000      (492,000) (7)  114,886,000
     Advertising expense                                                   20,618,000      6,045,000                      26,663,000
     General and administrative                                            23,102,000     10,003,000      (650,000) (5)   32,455,000
     Depreciation and amortization                                         23,898,000      8,761,000       202,000  (3)   35,612,000
                                                                                                         2,751,000  (4)

                                                                          -----------    ------------  ------------      -----------
       Total operating expenses                                           428,115,000    142,348,000     1,811,000       572,274,000
                                                                          -----------    ------------  ------------      -----------

Income (loss) from operations                                              28,364,000     15,541,000    (1,811,000)       42,094,000

     Interest expense                                                      22,386,000      2,424,000    11,881,000  (2)   36,691,000
                                                                          -----------    ------------  ------------      -----------

Income (loss) before income taxes and extraordinary loss                    5,978,000     13,117,000   (13,692,000)        5,403,000

     Provision (benefit) for income taxes                                   3,826,000              -    <3,829,000> (6)        3,000
                                                                          -----------    ------------  ------------      -----------

Income (loss) before extraordinary loss                                     2,152,000     13,117,000    (9,863,000)        5,406,000

     Extraordinary loss on extinguishment of debt, net of tax benefit       1,099,000              -             -         1,099,000
                                                                          -----------    ------------  ------------      -----------

Net income (loss)                                                         $ 1,053,000    $13,117,000   $(9,863,000)     $  4,307,000
                                                                          ===========    ============  ============     ============

  (1) Certain reclassifications have been made to conform to Carrols presentation.

  (2) To remove Taco Cabana's historical interest expense (excluding capital lease interest) and reflect Carrols' interest expense on incremental borrowings for the acquisition:

       Taco Cabana historical interest expense                          $ (2,193,000)
       Carrols interest expense at 10.3%                                  14,074,000
                                                                         -----------
                               Net adjustment                           $ 11,881,000
                                                                         ===========

  (3) Reflects additional depreciation related to the following:
       Reclassification of assets                                       $    260,000
       Fair value adjustments                                                (58,000)
                                                                         -----------
                               Net adjustment                              $ 202,000
                                                                         ===========

  (4) Reflects amortization of excess cost over fair value resulting from the Taco Cabana acquisition over a period of 20 years.

  (5) To eliminate non-continuing expenses of Taco Cabana subsequent to its acquisition, principally expenses of a public company and directors fees.

  (6) To reflect the tax effect on adjustments at a rate of 35%, except for the non-deductible amortization of excess cost over fair value which has no tax benefit associated with it.

  (7) To adjust rent expense for leases in excess of fair market value.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CARROLS CORPORATION
                               (Registrant)


Date:     March 2, 2001        By:  /s/ Paul R. Flanders
                                    --------------------
                                    Paul R. Flanders, Vice President - Finance
                                      and Treasurer